UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2021

Ault Disruptive Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41171	86-2279256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240

Las Vegas, Nevada 89141

(Address of Principal Executive Offices)

(949) 444-5464

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American LLC
Common Stock, par value $0.001 per share	ADRT	NYSE American LLC
Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50	ADRTW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2021, Ault Disruptive Technologies Corporation (the “Company”) consummated its initial public offering (“IPO”) of 11,500,000 units (the “Units”), of which 1,500,000 Units represents the exercise by the underwriters’ of their over-allotment option. Each Unit consists of one share of common stock of the Company, par value $0.001 per share (“Common Stock”), and three-fourths of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260825) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 5, 2021 (as amended, the “Registration Statement”):

•	an Underwriting Agreement, dated as of December 15, 2021, by and among the Company and A.G.P./Alliance Global Partners, as representatives of the several underwriters named in Schedule A thereto, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

•	a Warrant Agreement, dated as of December 15, 2021, by and among the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein;

•	a Letter Agreement, dated as of December 15, 2021, by and among the Company, the Company’s sponsor, Ault Disruptive Technologies Company, LLC (the “Sponsor”) and A.G.P./Alliance Global Partners, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein;

•	an Investment Management Trust Agreement, dated as of December 15, 2021, by and among the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference herein;

•	a Registration Rights Agreement, dated as of December 15, 2021, by and among the Company, the Sponsor and certain other security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference herein;

•	a Private Placement Warrant Purchase Agreement, dated as of December 15, 2021 (the “Private Placement Warrant Purchase Agreement”), by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference herein;

•	a Form of Indemnity Agreements, dated as of December 15, 2021, by and among the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference herein; and

•	an Administrative Support Agreement, dated as of November 4, 2021, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein. The foregoing description is qualified in its entirely by reference to full text of the applicable agreement, each of which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on December 15, 2021, the Company completed the private placement and sale of an aggregate of 7,100,000 warrants to purchase one share of Common Stock to the Sponsor (the “Placement Warrants”) at a purchase price of $1.00 per Placement Warrant, generating gross proceeds to the Company of $7,100,000.

The Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except (a) the Placement Warrants will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company, (ii) may be exercised by the holders on a cashless basis, and (iii) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales of the Placement Warrants. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On December 15, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amended and Restated Certificate of Incorporation”), effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated by reference herein. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01. Other Events

A total of $116,725,000, comprised of $112,125,000 of the proceeds from the IPO (which amount includes the $3,450,000 of the underwriters’ deferred discount) and $4,600,000 of the proceeds of the sale of the Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay taxes (less up to $50,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the consummation of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the Company’s initial business combination or certain amendments to the Company’s charter prior thereto or to redeem 100% of the Company’s public shares if the Company does not consummate its initial business combination within 12 months (or up to 15 months or 18 months, as applicable) following the effectiveness of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if the Company is unable to consummate its initial business combination within 12 months (or up to 15 months or 18 months, as applicable) following the effectiveness of the IPO, subject to applicable law.

On December 15, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 20, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 15, 2021, by and among the Company and A.G.P./Alliance Global Partners, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated as of December 15, 2021, by and among the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated as of December 15, 2021, by and among the Company, the Sponsor and A.G.P./Alliance Global Partners.

10.2	Investment Management Trust Agreement, dated as of December 15, 2021, by and among the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of December 15, 2021, by and among the Company, the Sponsor and certain other security holders of the Company.

10.4	Private Placement Warrant Purchase Agreement, dated as of December 15, 2021, by and among the Company and the Sponsor.

10.5	Form of Indemnity Agreement, dated as of December 15, 2021, by and among the Company and each of the officers and directors of the Company.

10.6	Administrative Support Agreement, dated as of November 4, 2021, by and among the Company and Ault Global Holdings, Inc.

99.1	Press Release, dated December 15, 2021.

99.2	Press Release, dated December 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021	Ault Disruptive Technologies Corporation

	By:	/s/ Henry C.W. Nisser
	Name:	Henry C.W. Nisser
	Title:	President and General Counsel